UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 25, 2008 (June 20, 2008)
Date of Report (Date of earliest event reported)

GLOBETRAC INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33309	33-0953557
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1100 Melville Street, Suite 610, Vancouver, British Columbia, V6E-4A6
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  1-800-648-4287

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

On June 23, 2008, GlobeTrac Inc. (the “Company”) entered into various agreements (the “Agreements”) with certain of its creditors for the purpose of restructuring the majority of liabilities of the Company.    Pursuant to the terms of these Agreements, the following creditors have agreed to forgive certain obligations due from the Company without consideration:

Debt	Amount Retired
Wet Coast Management Corp.	$786,086.93
Da Costa Management Corp	$156,795.56
Bayshore Management Corp.	$4,754.99
Richard N. Jeffs	$15,974.74
Totals	$963,612.22

The Company and other creditors also agreed to convert the principal on certain loans granted into shares of common stock of the Company, at a rate of $0.025 for every dollar owed on such loans.  Pursuant to such Agreements, the Company will issue a total of 67,693,198 shares of its common stock (the “Shares”) to the following persons and entities, in full settlement of payments due on the following loans:

Name of Lender	Amount to Convert to Shares in USD $	Total Shares to be received at a conversion price of $0.025
Kinnaman Trading Company Limited	264,600.00	10,584,000
Pilenga Limited	392,644.00	15,705,760
Money Layer Limited	202,075.26	8,083,010
Undershot Overseas Limited	51,220.00	2,048,800
David Patriquin	513,765.66	20,550,626
Marble Hall Investments Ltd.	28,935.00	1,157,400
James Pratt	239,090.05	9,563,602
Totals	1,692,329.97	67,693,198

The issuance of the Shares to the creditors was not registered under the Securities Act of 1933, as amended (the “Securities Act”), but was made in reliance upon the exemptions from registration requirements of the Securities Act set forth in Section 4(2) thereof and Section 3(a)(9) based on each creditor’s level of sophistication, their access to information about the Company, and the fact that the issuance of the Shares was made to a limited group of existing holders of the Company’s securities.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2008, the Board of Directors of the Company (the “Board”) appointed Mr. Joao DaCosta to the Board, to serve as such until the next annual meeting of the Company’s shareholders and until his successor shall have been duly elected and qualified, or until his earlier death or resignation.

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Mr. DaCosta has served as the Company’s CFO and Corporate Secretary since May 2002 and as the Company’s CEO and President since February 2006.  Mr. DaCosta has been a director of Global Axxess since August 2002.  In the past five years, Mr. DaCosta has worked with numerous public and private companies in providing accounting and management services.

Mr. DaCosta will not receive any compensation for his services as a director of the Company.

There are no familial relationship between or among any of the officers and directors of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Form of Agreement with various creditors

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBETRAC INC.

Date: June 25, 2008	By:	/s/ Joao DaCosta
Name: Joao Da Costa
Title: Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Form of Agreement with various creditors.